UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 6, 2013

WFRBS Commercial Mortgage Trust 2013-C14
(Exact name of issuing entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Liberty Island Group I LLC
Basis Real Estate Capital II, LLC
C-III Commercial Mortgage LLC
(Exact names of sponsors as specified in their charters)

North Carolina	333-172366-07	56-1643598
State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On June 6, 2013, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2013 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and U.S. Bank National Association, as trustee, of the WFRBS Commercial Mortgage Trust 2013-C14, Commercial Mortgage Pass-Through Certificates, Series 2013-C14(the “Certificates”).  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class X-A, Class X-B, Class B, Class C and Class PEX Certificates (collectively, the “Publicly Offered Certificates”) were sold to Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc. as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 22, 2013, between the Registrant, Wells Fargo Bank, National Association, and the Underwriters.

On June 6, 2013, the Class X-C, Class A-3FL, Class A-3FX, Class A-4FL, Class A-4FX, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”) were sold to Wells Fargo Securities, LLC, RBS Securities Inc. and Goldman, Sachs & Co., as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of May 22, 2013, between the Registrant, Wells Fargo Bank, National Association, and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2013-C14, a common law trust fund formed on June 6, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are seventy-three (73) multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”).  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Wells Fargo Bank, National Association, The Royal Bank of Scotland plc, RBS Financial Products Inc., Liberty Island Group I LLC, Basis Real Estate Capital II, LLC and C-III Commercial Mortgage LLC.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated June 6, 2013.

8.1	Tax Opinion of Sidley Austin LLP, dated June 6, 2013 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc. By: /s/ Anthony Sfarra Name: Anthony Sfarra Title: Director

Date:  June 6, 2013

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EXHIBIT INDEX

Exhibit Number	Description

5.1	Legality Opinion of Sidley Austin LLP, dated June 6, 2013.

8.1	Tax Opinion of Sidley Austin LLP, dated June 6, 2013 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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